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                                                                      EXHIBIT 24

                      TRUSTEE AND OFFICER POWER OF ATTORNEY
                                   (FORM 10-K)
                           CLEVETRUST REALTY INVESTORS

    KNOW ALL MEN BY THESE PRESENTS: That each person whose name is signed below has made, constituted and appointed, and by this instrument does make, constitute and appoint John C. Kikol, Michael R. Thoms and Raymond C. Novinc and each of them his true and lawful attorney, with full power of substitution and resubstitution to affix for him and in his name, place and stead, as attorney-in-fact, his signature as a trustee or officer, or both, of CleveTrust Realty Investors, a Massachusetts business trust (the "Company"), to the Company's Annual Report on Form 10-K for the year ending September 30, 1996, pursuant to the Securities Exchange Act of 1934, and to any and all amendments and exhibits to that Form 10-K, and to any and all applications and other documents pertaining thereto, giving and granting to each such attorney-in-fact full power and authority to do and perform every act and thing whatsoever necessary to be done in the premises, as fully as they might or could do if personally present, and hereby ratifying and confirming all that each of such attorneys-in-fact or any such substitute shall lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, this Power of Attorney has been signed at Westlake, Ohio as of the date indicated.


/s/        Howard Amster                              October 21, 1996
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           Howard Amster, Trustee                        Date

/s/        Robert H. Kanner                           October 21, 1996
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           Robert H. Kanner, Trustee                     Date

/s/        John C. Kikol                              October 21, 1996
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           John C. Kikol, Trustee                        Date

/s/        Leighton A. Rosenthal                      October 21, 1996
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           Leighton A. Rosenthal, Trustee                Date

/s/        John D. Weil                               October 21, 1996
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           John D. Weil, Trustee                         Date